UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 30, 2019

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Deer Park Drive, Suite K, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $0.001 par value	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

 ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

Dr. Phillip P. Chan

On July 30, 2019, CytoSorbents Corporation, through its wholly-owned subsidiary CytoSorbents Medical, Inc. (referred to herein, together with CytoSorbents Corporation, as the “Company”), entered into an Amended and Restated Executive Employment Agreement (the “Chan Agreement”) with Phillip P. Chan, the Company’s Chief Executive Officer. The Chan Agreement has an initial term of three (3) years, and is retroactively effective as of January 1, 2019. Upon the expiration of the initial term, the Chan Agreement automatically renews for additional terms of one (1) year, unless timely notice of non-renewal is provided by either Dr. Chan or the Company. Under the Chan Agreement, Dr. Chan will receive an annual base salary of $438,000 and reimbursement for certain travel expenses in an amount not to exceed $12,000 per year, unless otherwise approved by the Board. The Chan Agreement also provides for terms of benefits afforded to Dr. Chan, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses.

In addition, the Chan Agreement provides for benefits if Dr. Chan’s employment is terminated under certain circumstances. In the event the Company terminates Dr. Chan’s employment without Cause or if he voluntarily terminates his employment for Good Reason, Dr. Chan will receive, following the execution and effectiveness of a release of claims in favor of the Company, (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) severance in an amount, payable in equal installments in accordance with the Company’s regular payroll practices, equal to twelve (12) months base salary; (iii) full payment of COBRA premiums until the earlier of (x) twelve (12) months or (y) the date on which Dr. Chan becomes eligible to participate in another employer’s group health plan; (iv) acceleration of the vesting of all service-vesting stock options, restricted stock units, and/or restricted stock granted to Dr. Chan, which stock options shall remain exercisable until the earlier of (x) the expiration date noted in the applicable stock option agreements, with respect to stock options granted to Dr. Chan prior to July 14, 2015 and (y) one (1) year from the Termination Date, with respect to stock options granted to Dr. Chan on or after July 14, 2015; and (v) any target bonus due for the calendar year of such termination, pro-rated for the number of days employed in such calendar year and payable at the same time such bonus would otherwise be paid.

In the event that, within twelve (12) months of a Change in Control, Dr. Chan terminates his employment for Good Reason or the Company terminates Dr. Chan’s employment without Cause, Dr. Chan will receive, following the execution and effectiveness of a release of claims in favor of the Company, (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) severance in an amount, payable in a lump sum, equal to eighteen (18) months base salary; (iii) full payment of COBRA premiums until the earlier of (x) twelve (12) months or (y) the date on which Dr. Chan becomes eligible to participate in another employer’s group health plan; (iv) acceleration of the vesting of all stock options, restricted stock units, and/or restricted stock granted to Dr. Chan, which stock options shall remain exercisable until (x) the expiration date noted in the applicable stock option agreements, with respect to stock options granted to Dr. Chan prior to July 14, 2015 and (y) one (1) year from the Termination Date, with respect to stock options granted to Dr. Chan on or after July 14, 2015; and (v) any target bonus due for the calendar year of such termination, pro-rated for the number of days employed in such calendar year and payable at the same time such bonus would otherwise be paid.

Additionally, if at any time following a Change of Control the Company elects to not renew the Chan Agreement, Dr. Chan will receive (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) severance in an amount, payable in equal installments in accordance with the Company’s regular payroll practices, equal to twelve (12) months base salary; (iii) full payment of COBRA premiums until the earlier of (x) twelve (12) months or (y) the date on which Dr. Chan becomes eligible to participate in another employer’s group health plan; (iv) acceleration of the vesting of all service-vesting stock options, restricted stock units, and/or restricted stock granted to Dr. Chan, which stock options shall remain exercisable until the earlier of (x) the expiration date noted in the applicable stock option agreements, with respect to stock options granted to Dr. Chan prior to July 14, 2015 and (y) one (1) year from the Termination Date, with respect to stock options granted to Dr. Chan on or after July 14, 2015; and (v) any target bonus due for the calendar year of such termination, pro-rated for the number of days employed in such calendar year and payable at the same time such bonus would otherwise be paid, provided that in no event shall such election operate to provide less than eighteen (18) months of continued entitlement to salaried benefits from the date of a Change of Control.

In the event that Dr. Chan becomes entitled to receive payments that constitute “parachute payments” within the meaning of Section 280G of the Code, Dr. Chan will be entitled to receive an amount of such payments only up to the 280G Threshold Amount, unless Dr. Chan would receive a greater net after tax benefit through the payment of the full amount of such payments, in which case Dr. Chan will receive the full amount of such payments.

Pursuant to the Chan Agreement, Dr. Chan is subject to customary non-competition, non-solicitation and non-disparagement covenants during the Term and, with respect to the non-competition and non-solicitation provisions, for twelve (12) months thereafter.

Vincent Capponi

On July 30, 2019, the Company entered into an Amended and Restated Executive Employment Agreement (the “Capponi Agreement”) with Vincent Capponi, the Company’s Chief Operating Officer. The Capponi Agreement has an initial term of three (3) years, and is retroactively effective as of January 1, 2019. Upon the expiration of the initial term, the Capponi Agreement automatically renews for additional terms of one (1) year, unless timely notice of non-renewal is provided by either Mr. Capponi or the Company. Under the Capponi Agreement, Mr. Capponi will receive an annual base salary of $363,540. The Capponi Agreement also provides for terms of benefits afforded to Mr. Capponi, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses.

In addition, the Capponi Agreement provides for benefits if Mr. Capponi’s employment is terminated under certain circumstances. In the event the Company terminates Mr. Capponi’s employment without Cause or if he voluntarily terminates his employment for Good Reason, Mr. Capponi will receive, following the execution and effectiveness of a release of claims in favor of the Company, (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) severance in an amount, payable in equal installments in accordance with the Company’s regular payroll practices, equal to fifteen (15) months base salary; (iii) full payment of COBRA premiums until the earlier of (x) twelve (12) months or (y) the date on which Mr. Capponi becomes eligible to participate in another employer’s group health plan; (iv) acceleration of the vesting of all service-vesting stock options, restricted stock units, and/or restricted stock granted to Mr. Capponi, which stock options shall remain exercisable until the earlier of (x) the expiration date noted in the applicable stock option agreements, with respect to stock options granted to Mr. Capponi prior to July 14, 2015 and (y) one (1) year from the Termination Date, with respect to stock options granted to Mr. Capponi on or after July 14, 2015; and (v) any target bonus due for the calendar year of such termination, pro-rated for the number of days employed in such calendar year and payable at the same time such bonus would otherwise be paid.

In the event that, within twelve (12) months of a Change in Control, Mr. Capponi terminates his employment for Good Reason or the Company terminates Mr. Capponi’s employment without Cause, Mr. Capponi will receive, following the execution and effectiveness of a release of claims in favor of the Company, (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) severance in an amount, payable in a lump sum, equal to eighteen (18) months base salary; (iii) full payment of COBRA premiums until the earlier of (x) twelve (12) months or (y) the date on which Mr. Capponi becomes eligible to participate in another employer’s group health plan; (iv) acceleration of the vesting of all stock options, restricted stock units, and/or restricted stock granted to Mr. Capponi, which stock options shall remain exercisable until (x) the expiration date noted in the applicable stock option agreements, with respect to stock options granted to Mr. Capponi prior to July 14, 2015 and (y) one (1) year from the Termination Date, with respect to stock options granted to Mr. Capponi on or after July 14, 2015; and (v) any target bonus due for the calendar year of such termination, pro-rated for the number of days employed in such calendar year and payable at the same time such bonus would otherwise be paid.

Additionally, if at any time following a Change of Control the Company elects to not renew the Capponi Agreement, Mr. Capponi will receive (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) severance in an amount, payable in equal installments in accordance with the Company’s regular payroll practices, equal to fifteen (15) months base salary; (iii) full payment of COBRA premiums until the earlier of (x) twelve (12) months or (y) the date on which Mr. Capponi becomes eligible to participate in another employer’s group health plan; (iv) acceleration of the vesting of all service-vesting stock options, restricted stock units, and/or restricted stock granted to Mr. Capponi, which stock options shall remain exercisable until the earlier of (x) the expiration date noted in the applicable stock option agreements, with respect to stock options granted to Mr. Capponi prior to July 14, 2015 and (y) one (1) year from the Termination Date, with respect to stock options granted to Mr. Capponi on or after July 14, 2015; and (v) any target bonus due for the calendar year of such termination, pro-rated for the number of days employed in such calendar year and payable at the same time such bonus would otherwise be paid, provided that in no event shall such election operate to provide less than eighteen (18) months of continued entitlement to salaried benefits from the date of a Change of Control.

In the event that Mr. Capponi becomes entitled to receive payments that constitute “parachute payments” within the meaning of Section 280G of the Code, Mr. Capponi will be entitled to receive an amount of such payments only up to the 280G Threshold Amount, unless Mr. Capponi would receive a greater net after tax benefit through the payment of the full amount of such payments, in which case Mr. Capponi will receive the full amount of such payments.

Additionally, pursuant to the Capponi Agreement, if Mr. Capponi provides at least six (6) months written notice of his intent to retire upon or after attainment of age sixty-five (65), he may exercise any of his stock options granted on or after July 14, 2015 for a period of eighteen (18) months after the date of his retirement and any of his stock options granted before July 14, 2015 until the expiration date noted in the applicable stock option agreement.

Pursuant to the Capponi Agreement, Mr. Capponi is subject to customary non-competition, non-solicitation and non-disparagement covenants during the Term and, with respect to the non-competition and non-solicitation provisions, for twelve (12) months thereafter.

Kathleen P. Bloch

On July 30, 2019, the Company entered into an Amended and Restated Executive Employment Agreement (the “Bloch Agreement”) with Kathleen P. Bloch, the Company’s Chief Financial Officer. The Bloch Agreement has an initial term of three (3) years, and is retroactively effective as of January 1, 2019. Upon the expiration of the initial term, the Bloch Agreement automatically renews for additional terms of one (1) year, unless timely notice of non-renewal is provided by either the Company or Ms. Bloch. Under the Bloch Agreement, Ms. Bloch will receive an annual base salary of $323,025. The Bloch Agreement also provides for terms of benefits afforded to Ms. Bloch, including the ability to participate in various group insurance plans, reimbursement for reasonable business expenses, liability insurance, vacation time and bonuses.

In addition, the Bloch Agreement provides for benefits if Ms. Bloch’s employment is terminated under certain circumstances. In the event the Company terminates Ms. Bloch’s employment without Cause or if she voluntarily terminates her employment for Good Reason, Ms. Bloch will receive, following the execution and effectiveness of a release of claims in favor of the Company, (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) severance in an amount, payable in equal installments in accordance with the Company’s regular payroll practices, equal to nine (9) months base salary; (iii) full payment of COBRA premiums until the earlier of (x) twelve (12) months or (y) the date on which Ms. Bloch becomes eligible to participate in another employer’s group health plan; (iv) acceleration of the vesting of all service-vesting stock options, restricted stock units, and/or restricted stock granted to Ms. Bloch, which stock options shall remain exercisable until (x) the expiration date noted in the applicable stock option agreements, with respect to stock options granted to Ms. Bloch prior to July 14, 2015 and (y) one (1) year from the Termination Date, with respect to stock options granted to Ms. Bloch on or after July 14, 2015; and (v) any target bonus due for the calendar year of such termination, pro-rated for the number of days employed in such calendar year and payable at the same time such bonus would otherwise be paid.

In the event that, within twelve (12) months of a Change in Control, Ms. Bloch terminates her employment for Good Reason or the Company terminates Ms. Bloch’s employment without Cause, Ms. Bloch will receive, following the execution and effectiveness of a release of claims in favor of the Company, (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) severance in an amount, payable in a lump sum, equal to eighteen (18) months base salary; (iii) full payment of COBRA premiums until the earlier of (x) twelve (12) months or (y) the date on which Ms. Bloch becomes eligible to participate in another employer’s group health plan; (iv) acceleration of the vesting of all stock options, restricted stock units, and/or restricted stock granted to Ms. Bloch, which stock options shall remain exercisable until the earlier of (x) the expiration date noted in the applicable stock option agreements, with respect to stock options granted to Ms. Bloch prior to July 14, 2015 and (y) one (1) year from the Termination Date, with respect to stock options granted to Ms. Bloch on or after July 14, 2015; and (v) any target bonus due for the calendar year of such termination, pro-rated for the number of days employed in such calendar year and payable at the same time such bonus would otherwise be paid.

Additionally, if at any time following a Change of Control the Company elects to not renew the Bloch Agreement, Ms. Bloch will receive (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) severance in an amount, payable in equal installments in accordance with the Company’s regular payroll practices, equal to nine (9) months base salary; (iii) full payment of COBRA premiums until the earlier of (x) twelve (12) months or (y) the date on which Ms. Bloch becomes eligible to participate in another employer’s group health plan; (iv) acceleration of the vesting of all service-vesting stock options, restricted stock units, and/or restricted stock granted to Ms. Bloch, which stock options shall remain exercisable until (x) the expiration date noted in the applicable stock option agreements, with respect to stock options granted to Ms. Bloch prior to July 14, 2015 and (y) one (1) year from the Termination Date, with respect to stock options granted to Ms. Bloch on or after July 14, 2015; and (v) any target bonus due for the calendar year of such termination, pro-rated for the number of days employed in such calendar year and payable at the same time such bonus would otherwise be paid, provided that in no event shall such election operate to provide less than eighteen (18) months of continued entitlement to salaried benefits from the date of a Change of Control.

In the event that Ms. Bloch becomes entitled to receive payments that constitute “parachute payments” within the meaning of Section 280G of the Code, Ms. Bloch will be entitled to receive an amount of such payments only up to the 280G Threshold Amount, unless Ms. Bloch would receive a greater net after tax benefit through the payment of the full amount of such payments, in which case Ms. Bloch will receive the full amount of such payments.

Additionally, pursuant to the Bloch Agreement, if Ms. Bloch provides at least six (6) months written notice of her intent to retire upon or after attainment of age sixty-five (65), she may exercise any of her stock options granted on or after July 14, 2015 for a period of eighteen (18) months after the date of her retirement and any of her stock options granted before July 14, 2015 until the expiration date noted in the applicable stock option agreement.

Pursuant to the Bloch Agreement, Ms. Bloch is subject to customary non-competition, non-solicitation and non-disparagement covenants during the Term and, with respect to the non-competition and non-solicitation provisions, for twelve (12) months thereafter.

The foregoing summaries of the Chan Agreement, the Capponi Agreement, and the Bloch Agreement (together, the “Agreements”) do not purport to be complete and are subject to, and are qualified in their entirety by, each of the Agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3, and which are incorporated herein by reference. Capitalized terms used above without definition have the meanings given such terms in the applicable Agreements.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit Name
10.1	Amended and Restated Employment Agreement, dated as of July 30, 2019, by and between CytoSorbents Medical, Inc. and Phillip P. Chan.
10.2	Amended and Restated Employment Agreement, dated as of July 30 2019, by and between CytoSorbents Medical, Inc. and Vincent Capponi.
10.3	Amended and Restated Employment Agreement, dated as of July 30, 2019, by and between CytoSorbents Medical, Inc. and Kathleen P. Bloch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2019	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	President and Chief Executive Officer